Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO FINANCE AGREEMENT

THIS AMENDMENT NO. 1 TO FINANCE AGREEMENT dated as of October 29, 2012 (this “Amendment”), is made by and between ORPOWER 4 INC., a limited liability company incorporated and existing under the laws of the Cayman Islands and registered in the Republic of Kenya as a foreign company (the “Borrower”), and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America (“OPIC”).

RECITALS

WHEREAS, the Borrower and OPIC entered into a Finance Agreement, dated as of August 23, 2012 (the “Finance Agreement”), setting forth, among other things, certain terms and conditions related to the financing of the construction, ownership and operation of the Project; and

WHEREAS, the Borrower and OPIC wish to make certain amendments to the Finance Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section. 1. Definitions and Rules of Interpretation. Unless otherwise defined or expressly amended herein, capitalized terms in this Amendment have the respective meanings assigned to such terms in the Finance Agreement (including pursuant to the use of cross-references in accordance the terms of the Finance Agreement). The rules of interpretation set forth in the Finance Agreement shall also apply to this Amendment, mutatis mutandis, as if set out in this Amendment in full (and as if each reference therein to “this Agreement” or “the Financing Documents” were a reference to this Amendment).

Section. 2. Amendment. As of the date of this Amendment, each of the Borrower and OPIC agree to amend the Financing Agreement as follows:

(a) Section 2.02(a) is hereby amended by deleting it in its entirety and replacing it with the following:

“(a) Payment of Interest; OPIC Note Interest Rate. On each Payment Date, (i) in the case of the Tranche I Loan, beginning on the first Payment Date following the Disbursement thereof and ending on the Tranche I Maturity Date and (ii) in the case of the Tranche II Loan, beginning on the first Payment Date following the Disbursement thereof and ending on the Tranche II Maturity Date, the Borrower shall pay to the order of OPIC interest in arrears on the daily outstanding principal balance of each Note, less any amount of principal on which interest is payable at the Default Rate pursuant to Section 2.02(b), accrued at a rate per annum, subject to Section 2.02(c), equal to the sum of the following (subject to Section 2.02(c), the “OPIC Note Interest Rate” with respect to each Note):

(i) the Certificate Interest Rate; and

(ii) the OPIC Guaranty Fee.”.

(b) Section 2.02(d) is hereby amended by deleting it in its entirety and replacing it with the following:

“(d) Conversion of Weekly Rate Note. On the Conversion Date with respect to any Weekly Rate Note, the Borrower shall issue to OPIC one or more (as OPIC may specify) Fixed Rate Notes aggregating the principal amount of such Weekly Rate Note and dated the Conversion Date and OPIC shall return such Weekly Rate Note to the Borrower in exchange therefor. All Fixed Rate Notes in respect of the Tranche I Loan shall be issued for a term ending on or before the Tranche I Maturity Date. All Fixed Rate Notes in respect of the Tranche II Loan shall be issued for a term ending on or before the Tranche II Maturity Date.”.

(c) Section 2.03(a) is hereby amended by deleting the words “seventy-three (73)” and replacing them with the words “seventy-two (72)”.

(d) Section 3.01(t) is hereby amended by deleting it in its entirety and replacing it with the following:

“(t) Other Liabilities. (i) The Borrower is not a party to, or committed to enter into, any contract other than the Transaction Documents which individually or in the aggregate could reasonably be expected to materially affect the judgment of a prospective investor, (ii) other than the Subordinated DFI Loans, the DEG C Loan and the PROPARCO Loan, the Borrower has not engaged in any business other than such business resulting from the implementation of the Transaction Documents to which it is a party and participating in the transactions contemplated thereby, and (iii) except as provided in the Transaction Documents, the Borrower is not a party to any contracts or agreements with, or obliged with respect to any other commitments to, whether or not in the ordinary course of business, any Affiliate of the Borrower.”.

(e) Section 6.01(a) is hereby amended by deleting it in its entirety and replacing it with the following:

“(a) The Borrower shall (i) implement the Project promptly in accordance with the Construction Budget and the Construction Schedule and (ii) apply the proceeds of the Tranche I Loan exclusively to (A) fund the Intermediate Shareholder Loan, (B) prepay the PROPARCO Indebtedness and the DEG C Loan Indebtedness, (C) subject to Section 5.11 (Debt to Equity Ratio), repay Pre-Closing Costs, and (D) fund the Debt Service Reserve Account to the extent then required.”.

(f) Section 6.06 is hereby amended by re-numbering subsections (f), (g) and (h) as subsections (e), (f) and (g), respectively.

(g) Section 7.02(d) is hereby amended by deleting it in its entirety and replacing it with the following:

“(d) prior to the first Disbursement of the Loans, the DEG C Loan and the PROPARCO Loan;”

(h) The proviso in the first paragraph of Section 7.04 is hereby amended by deleting the words “both before and after giving effect to such Restricted Payment or Shareholder Payment” at the end of such proviso.

(i) The Section 7.04(b) is hereby amended by deleting the words “after giving effect to such payment” from the last line of such section.

(j) Schedule X is hereby amended by deleting the definitions of “OPIC Spread”, “Subordinated DFI Indebtedness” and “Term Conversion Date” in their entirety.

(k) Schedule X is hereby amended by deleting the definitions of “Closing Coordination Agreement”, “DFI Global Agent”, “DFI Liens”, “DFI Offshore Security Agent”, “DFI Onshore Security Agent”, “Initial Payment Date”, “KPLC Letter of Credit”, “Subordinated DFI Credit Agreements” and “Tranche I Note” and replacing them in their entirety with the following:

“‘Closing Coordination Agreement’ means the Closing Coordination and Escrow Agreement to be entered into among the DFI Global Agent, OPIC, the Borrower, the escrow agent named therein, and the other agents and other parties thereto in form and substance satisfactory to OPIC.

‘DFI Global Agent’ means DEG, in its capacity as the global agent under the Subordinated DFI Credit Agreements, the DEG C Loan Agreement and the PROPARCO Loan Agreement.

‘DFI Liens’ means any and all Liens created and existing under any Subordinated DFI Credit Agreement, the DEG C Loan Agreement, the PROPARCO Loan Agreement, or any DFI Security Document in favor of the DFI Onshore Security Agent or the DFI Offshore Security Agent.

‘DFI Offshore Security Agent’ shall mean BNY Corporate Trustee Services Limited, in its capacity as offshore security agent to the Subordinated DFI Lender, DEG as DEG C Loan Lender and PROPARCO.

‘DFI Onshore Security Agent’ shall mean Barclays Bank of Kenya Limited, in its capacity as onshore security agent for Subordinated DFI Lender, DEG as DEG C Loan Lender and PROPARCO.

‘Initial Payment Date’ means March 15, 2013.

‘KPLC Letter of Credit’ means each irrevocable and transferrable standby Letter of Credit, dated as of February 5, 2007, and May 18, 2011, respectively, issued by

Barclays Bank of Kenya Limited in favor of KPLC, as renewed or replaced from time to time in the ordinary course in accordance with Sections 2.2, 2.3 and 2.4 of the KPLC Security Agreement.

‘Subordinated DFI Credit Agreements’ means collectively (i) the Common Terms Agreement, dated as of January 5, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the Subordinated DFI Lender, DEG as DEG C Loan Lender, PROPARCO, the DFI Global Agent and the DFI Offshore Security Agent, (ii) the DEG A Loan Agreement, dated January 5, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the Subordinated DFI Lender and the DFI Global Agent, and (iii) the DEG B Loan Agreement, dated January 5, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the Subordinated DFI Lender and the DFI Global Agent.

‘Tranche I Note’ means any promissory note issued by the Borrower pursuant to this Agreement evidencing a Tranche I Loan substantially in the form of a Weekly Rate Note or a Fixed Rate Note.”.

(l) Schedule X is hereby amended by adding the following new definitions in the correct alphabetical order:

“‘DEG C Loan Indebtedness’ means all amounts owed by the Borrower to DEG in respect of the DEG C Loan Agreement.

‘DEG C Loan Agreement’ means the DEG C Loan Agreement, dated January 5, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, DEG and the DFI Global Agent.

‘DEG C Loan’ means the loan advanced to the Borrower by DEG pursuant to the DEG C Loan Agreement.

‘PROPARCO Loan’ means the loan advanced to the Borrower by PROPARCO pursuant to the PROPARCO Loan Agreement.”.

(m) Schedule Z is hereby deleted in its entirety and replaced with Annex I hereto.

Section. 3. Representations and Warranties. The Borrower hereby represents and warrants to OPIC that this Amendment has been duly authorized, executed and delivered by the Borrower and each of this Amendment and the Finance Agreement as amended hereby constitutes a legal, valid and binding obligation of the Borrower, as applicable, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equitable principles.

Section. 4. Miscellaneous.

(a) The amendments provided in Section 2 an hereto shall be applicable solely with respect to those matters expressly provided therein and no other amendments, waivers or consents may be construed or implied. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(b) Except as expressly set forth herein, each of the Finance Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of OPIC, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Finance Agreement and any other Financing Document. The Finance Agreement, as amended by this Amendment, and each of the other Financing Documents, and the granting and perfection of any and all Liens pursuant to the Security Documents, are hereby ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Finance Agreement specifically referred to herein. This Amendment is not a novation of the Finance Agreement and all of the respective rights, liabilities, duties and obligations of the parties thereto are continued on the terms, provisions and conditions set forth therein, as amended by this Amendment.

(c) Sections 8.03 (Jurisdiction and Consent to Suit; Waivers), 8.04 (Arbitration), 8.05 (Borrower Consent to Suit; Exclusive Forum Selection for Certain Actions), 8.06 (Judgment Currency), 8.07 (No Immunity), 9.03 (Governing Law), 9.04 (Succession; Assignment), 9.07 (Severability), and 9.12 (Counterparts) of the Finance Agreement are incorporated herein and shall apply to this Amendment, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, parties hereto have caused this Amendment to be duly executed and delivered by their members and officers, respectively, thereunto duly authorized, as of the day and year first above written.

ORPOWER 4 INC.

Name:
Title:

OVERSEAS PRIVATE INVESTMENT CORPORATION

Name:
Title:

Annex I to Amendment No. 1

SCHEDULE Z

DFI SECURITY DOCUMENTS AND RELEASES

Part A: DFI Security Documents:

1.	the Amended and Restated Project Accounts Agreement dated April 4, 2011, among the Borrower, the DFI Offshore Account Bank, the DFI Global Agent and each DFI Security Agent, as amended, amended and restated, supplemented or otherwise modified from time to time (the “DFI Accounts Agreement”).

2.	the Debenture dated January 23, 2009, among the Borrower and the DFI Onshore Security Agent (the “DFI Debenture”).

3.	the Legal Charge Over Land Reference Number 12881-3 dated January 23, 2009, among the Borrower and the DFI Onshore Security Agent (the “DFI Legal Charge”).

4.	the Share Charge dated January 23, 2009, among the Intermediate Shareholder, as chargor, and the DFI Offshore Security Agent (“DFI Share Charge”).

5.	the English Security Agreement dated January 23, 2009, among the Borrower and the DFI Offshore Security Agent (the “DFI English Security Agreement”).

6.	the Loan Assignment and Security Agreement, dated as of January 23, 2009, among the Intermediate Shareholder, the Shareholder, the Borrower, the DFI Offshore Security Agent and the DFI Onshore Security Agent (the “DFI Loan Assignment and Security Agreement”).

7.	the Kenya Reinsurance Assignment Agreement dated February 17, 2009, among the DFI Onshore Security Agent, the DFI Offshore Security Agent, Real Insurance Company Limited and the Borrower (the “DFI Kenyan Reinsurance Assignment Agreement”).

8.	the Security Trust and Intercreditor Deed, dated January 23, 2009, among the Borrower, the Intermediate Shareholder, the Shareholder, the lenders thereunder, the DFI Global Agent, the DFI Onshore Security Agent and the DFI Offshore Security Agent, as amended, amended and restated, supplemented or otherwise modified from time to time (the “DFI Security Trust and Intercreditor Deed”).

Part B: Releases

1.	the Termination and Release to be entered into among the Borrower, the DFI Offshore Account Bank, the DFI Global Agent, the DFI Onshore Security Agent, DFI Offshore Security Agent, and each of the DFI Onshore Account Banks with respect to closing of the DFI Offshore Accounts and termination of DFI Accounts Agreement, in form and substance satisfactory to OPIC (the “DFI Accounts Agreement Termination”).

2.	the Release and Discharge to be entered into among the Borrower and the DFI Onshore Security Agent with respect to the release of all security under and termination of the DFI Debenture, in form and substance satisfactory to OPIC (the “DFI Debenture Release”).

3.	the Discharge of Charge to be entered into among the Borrower and the DFI Onshore Security Agent with respect to the release of all security under and termination of the DFI Legal Charge, in form and substance satisfactory to OPIC (the “DFI Legal Charge Release”).

4.	the Deed of Release to be entered into among the Intermediate Shareholder and the DFI Offshore Security Agent with respect to the release of all security under and termination of the DFI Share Charge, in form and substance satisfactory to OPIC (the “DFI Share Charge Release”).

5.	the Deed of Release and Termination to be entered into among the Borrower, the Intermediate Shareholder, the Shareholder, the Sponsor, the Global Agent and the DFI Offshore Security Agent and DFI Onshore Security Agent, with respect to (a) the release of all security under and termination of the DFI English Security Agreement; (b) the termination of each of the DFI Security Trust and Intercreditor Deed and the Share Retention Agreement (as such term is defined in the Subordinated DFI Credit Agreements); and (c) the prepayment in full of and termination of the PROPARCO Loan Agreement and the DEG C Loan Agreement (the “DFI Deed of Release and Termination”).

6.	the termination letter to be entered into among the Intermediate Shareholder, the Shareholder, the Borrower, the DFI Offshore Security Agent and the DFI Onshore Security Agent, with respect to the release of all security under and termination of the DFI Loan Assignment and Security Agreement (the “DFI Loan Assignment and Security Agreement Release”).

7.	the Re-assignment of Reinsurances to be executed by the DFI Offshore Security Agent and the DFI Onshore Security Agent in favor of Real Insurance Company Limited and the Borrower, with respect to the release of all security under and termination of the DFI Kenya Reinsurance Assignment Agreement (the “DFI Kenya Reinsurance Assignment Agreement Release”).

8.	the notice of termination (the “GOK Notice of Termination”) to be delivered by the Emerging Africa Infrastructure Fund, Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V., DEG, PROPARCO, and the Borrower to the Government of the Republic of Kenya, with respect to the release of the Republic of Kenya’s obligations under the 48MW Geothermal Power Generating Plant at Olkaria- Comfort Letter dated August 1, 2008, delivered by the Republic of Kenya Ministry of Energy to the Emerging Africa Infrastructure Fund, Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V., DEG, PROPARCO, and the Borrower.

9.	the termination letter (the “KPLC Letter”) to be executed by the DFI Onshore Security Agent with respect to the termination of the Direct Agreement, dated as of February 13, 2009, among the Borrower, the DFI Onshore Security Agent, and Kenya Power and Lighting Company Limited.